Exhibit 32.1

SENECA GAMING CORPORATION

CERTIFICATION OF CORPORATE OFFICERS

(Furnished Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Seneca Gaming Corporation (the “Company”) on Form 10-K for the fiscal year ended September 30, 2008, as filed with the Securities and Exchange Commission, we, E. Brian Hansberry, President and Chief Executive Officer, and David Sheridan, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Annual Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.                                       The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company as of, and for, the periods presented in the Form 10-K.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its Staff upon request.

December 29, 2008

/s/ E. Brian Hansberry
E. Brian Hansberry
President and Chief Executive Officer (Principal Executive Officer)

/s/ David Sheridan
David Sheridan
Chief Financial Officer (Principal Financial and Accounting Officer)

The forgoing certification is being furnished as an exhibit to the Form 10-K pursuant to Item 601(b)(32) of Regulation S-K and Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and, accordingly, is not being filed as part of the Form 10-K for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.